UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 21, 2006
INTER-TEL, INCORPORATED
(Exact Name of Registrant as specified in charter)
Commission File Number 0-10211

Arizona (State or other jurisdiction of incorporation)	86-0220994 I.R.S. Employer Identification Number

1615 S. 52nd Street Tempe, Arizona (Address of principal executive offices)	85281 (Zip Code)
Registrant’s telephone number, including area code: (480) 449-8900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On February 22, 2006, Inter-Tel, Incorporated (the “Company” or the “Registrant”) issued a press release announcing the appointment of Norman Stout to the position of Chief Executive Officer and member of the Company’s board of directors (the “Board”). As Mr. Stout is an executive officer of the Company, it is not expected that he would serve on any standing committees of the Board.
     In the press release, the Company also announced that Steven Mihaylo has resigned as the Company’s Chief Executive Officer but remains a member of the Board.
     These changes were made at a meeting of the Board on February 21, 2006.
     A copy of the press release is hereby furnished as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
The following Exhibit is furnished as part of this report:

Exhibit 99.1	Press release dated February 22, 2006 announcing changes to the Company’s executive management and Board.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTER-TEL, INCORPORATED
Dated: February 23, 2006	By:	/s/ Norman Stout
Norman Stout
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number
99.1	Press release dated February 22, 2006 announcing changes to the Company’s executive management and Board.